UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard, Suite 900E Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2024, the Board of Directors (the “Board”) of EVgo Inc., a Delaware corporation (the “Company”) appointed Mr. Paul Dobson as its Chief Financial Officer, principal accounting officer and principal financial officer, in each case effective as of October 1, 2024 (the “Start Date”). Ms. Stephanie Lee will also step down from her role as Interim Chief Financial Officer to resume her prior role as the Company’s Executive Vice President of Accounting and Finance as of such date.

Mr. Dobson, age 58, joins the Company from Ballard Power Systems where he served as Senior Vice President & Chief Financial Officer since March 2021. He previously held senior financial and operating roles at Hydro One Inc. from July 2018 to May 2019 and at Direct Energy for 15 years, including as CFO and COO.  Prior to that, Mr. Dobson served for 10 years at CIBC in various finance, strategy and business development roles. Mr. Dobson brings over 25 years of global financial, operations and leadership experience, including significant experience in the energy industry. Mr. Dobson holds an Honours Bachelor’s degree from the University of Waterloo and an MBA from the Ivey Business School, Western University, and is a licensed CPA and CMA. He also currently serves on the board of directors of Methanex Corporation.

In connection with his appointment, on September 18, 2024, (the “Effective Date”), Mr. Dobson entered into an at-will employment agreement with EVgo Services LLC, an affiliate of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Dobson will receive an annual base salary of $400,000 and will be eligible for an annual bonus based on a target bonus opportunity of 75% (up to a maximum of 112.5%) of Mr. Dobson’s annual base salary, prorated for the period of time he is employed during 2024, as may be otherwise approved or changed by the Board based upon Mr. Dobson’s performance and the achievement of certain objectives of EVgo Services LLC.

Mr. Dobson will also receive a one-time equity grant on or as soon as reasonably practicable following the Start Date under the EVgo Inc. 2021 Long Term Incentive Plan (the “LTIP”) in the form of performance-based restricted stock units (“PSUs) with a target value of $350,000 (with the number of shares underlying the award based on the Company’s volume-weighted average share price over the 15-day trading period preceding the Effective Date). The PSUs will be divided into three equal tranches. Each tranche is subject to both a time condition and a performance condition, with (i) the time condition being satisfied in three equal installments on each of the first three anniversaries of the date of grant, subject to Mr. Dobson’s continued employment on such date, and (ii) the performance condition being satisfied upon the Company achieving a target share price (tranche one is $6 per share, tranche two is $8 per share and tranche three is $10 per share, in each case calculated using a 15-day volume-weighted average price (“VWAP”) per share) at any time on or before the fifth anniversary of the date of grant, subject to Mr. Dobson’s continued employment on such date.

The one-time grant of PSUs will vest subject to satisfaction of time and performance conditions as follows: (i) 1/3rd. of the PSUs (i.e., PSUs valued at $116,666.67 (with the number of shares based on the 15-day VWAP preceding the Effective Date)) will vest subject to satisfaction of both a time and performance condition, with the time condition being satisfied in three equal installments on each of the first three anniversaries of the date of grant and the performance condition being satisfied subject to EVgo Inc. achieving a target share price of $6 per share (calculated on a 15-trading day VWAP) at any time during the performance period by no later than the fifth anniversary of the date of grant, subject to Mr. Dobson’s continued employment through the satisfaction of the time condition and the performance condition, respectively. (ii) 1/3rd. of the PSUs (i.e., PSUs valued at $116,666.67 (with the number of shares based on the 15-day VWAP preceding the Effective Date)) will vest subject to satisfaction of both a time and performance condition, with the time condition being satisfied in three equal installments on each of the first three anniversaries of the date of grant and the performance condition being satisfied subject to EVgo Inc. achieving a target share price of $8 per share (calculated on a 15-trading day VWAP) at any time during the performance period by no later than the fifth anniversary of the date of grant, subject to Mr. Dobson’s continued employment through the satisfaction of the time condition and the performance condition, respectively. (iii)1/3rd. of the PSUs (i.e., PSUs valued at 116,666.67 (with the number of shares based on the VWAP preceding the Effective Date)) will vest subject to satisfaction of both a time and performance condition, with the time condition being satisfied in three equal installments on each of the first three anniversaries of the date of grant and the performance condition being satisfied subject to EVgo Inc. achieving a target share price of $10 per share (calculated on a 15-trading day VWAP) at any time during the performance period by no later than the fifth anniversary of the date of grant, subject to Mr. Dobson’s continued employment through the satisfaction of the time condition and the performance condition, respectively.

As soon as practicable following the Start Date, Mr. Dobson will also receive an additional grant of (i) restricted stock units (“RSUs”) under the LTIP, on terms consistent with awards of RSUs granted to other senior members of management, with a target value of $950,000 multiplied by a fraction, (x) the numerator of which is the number of days following the Start Date through December 31, 2024 and (y) the denominator of which is 365, with the number of shares underlying the RSUs being based on the volume-weighted average share price over the 15-day period preceding the Start Date, and (ii) PSUs under the LTIP, on terms consistent with awards of PSUs to other senior members of management, valued at $950,000 multiplied by a fraction, (x) the numerator of which is the number of days following the Start Date through December 31, 2024 and (y) the denominator of which is 365, with the number of shares underlying the PSUs in such grant being based on the volume-weighted average share price over the 15-day period preceding the Start Date.

Additionally, Mr. Dobson will be eligible to participate in all employee benefit programs for which the Company’s senior executive employees are generally eligible during the term of his employment, including participation in the Company’s Executive Change in Control and Severance Plan (the “Change in Control Plan”) on the same terms as in effect immediately prior to his appointment as Chief Financial Officer. The Company’s Change in Control Plan is set forth as Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed on March 6, 2024.

Pursuant to the Change in Control Plan, in the event that, within the period beginning on the date that is three months prior to a “change in control” and ending on the date that his twelve months following such change in control, Mr. Dobson’s employment is terminated either by Mr. Dobson for “good reason,” or by EVgo Services LLC other than for “cause,” death or “disability” (as such terms are defined in the Change in Control Plan), Mr. Dobson is expected to be eligible to receive the following benefits, provided he timely signs and does not revoke a separation agreement and release of claims in the Company’s favor and otherwise complies with the terms of the Change in Control Plan: (i) cash severance payments equal to 100% of the sum of his base salary and target bonus, (ii) full acceleration of time-based Company equity awards, and pro rata acceleration of performance-based Company equity awards based on target performance and (iii) payment of the employer-portion of the premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for continued medical coverage for up to 12 months for Mr. Dobson and his eligible dependents. If any of the amounts provided for under the Change in Control Plan or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and could be subject to the related excise tax, Mr. Dobson would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him.

Under the Employment Agreement, if Mr. Dobson’s employment is terminated without “cause” or he resigns for “good reason” (each as defined in the Employment Agreement”), then, subject to him signing and delivering a release of claims (the “Release”) and satisfying certain other terms and conditions set forth in the Employment Agreement, Mr. Dobson will be entitled to receive the following severance benefits: (i) an amount equal to 12 months’ base salary and target annual bonus, paid over the 12 months following such termination of employment in accordance with regular payroll practices, (ii) an amount equal to his target annual bonus for the year of termination prorated based on the number of full months he was employed during the year of termination and (iii) reimbursement of the employer-portion of COBRA premiums for continued medical coverage for Mr. Dobson and his eligible dependents for 12 months, or if such benefit cannot be provided without violating applicable law, a lump sum payment equal to the aggregate amount of such premium payments. In addition, any equity awards subject solely to service-based vesting conditions (including any awards for which the performance condition has been satisfied) then held by Mr. Dobson would accelerate and become vested with respect to the number of shares that would have vested on the next regularly scheduled vesting date had Mr. Dobson continued in service, on such date, multiplied by a fraction (x) the numerator of which is the number of completed months in which Mr. Dobson remained in continuous service since the last vesting date (or, if no portion of the award has vested, since the grant date) and (y) the denominator of which is 12.

In addition, if prior to the Start Date, (i) the Board determines that Mr. Dobson has engaged in any activity that would constitute cause or that could otherwise bring financial or reputational harm or damage to Mr. Dobson or EVgo Services LLC, the Employment Agreement shall be void, and there will be no further obligations to Mr. Dobson under the Employment Agreement.

The Employment Agreement prohibits Mr. Dobson from competing with the Company or its affiliates or soliciting any customers or employees, in each case during the term of his employment and continuing for a period of 12 months following any termination of employment.

The description of the Employment Agreement in this Current Report on Form 8-K is a summary of, and is qualified in its entirety by, the terms of the Employment Agreement filed herewith as Exhibit 10.2.

There is no arrangement or understanding between Mr. Dobson and any other person pursuant to which Mr. Dobson has been appointed as Chief Financial Officer. There are no family relationships between Mr. Dobson and any of the Company’s other directors or executive officers, and Mr. Dobson is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Company’s plans to regain compliance with the Nasdaq Listing Rules. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipates,” “could,” “expects,” “intends,” “plans,” “potential,” “will,” “would,” and the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on EVgo’s current expectations, estimates, projections and beliefs and may involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to, EVgo’s ability to make changes to its board and committee composition to regain compliance with the Nasdaq Listing Rules. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that EVgo files from time to time with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and EVgo undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the leadership transition and related matters is attached hereto as Exhibit 99.1.

The information furnished herewith pursuant to this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description

10.1	Employment Agreement dated September 18, 2024, between EVgo Services LLC and Paul Dobson.
99.1	Press Release issued by EVgo Inc. on September 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

/s/ Francine Sullivan
Date: September 19, 2024	Name: Francine Sullivan
Title: Chief Legal Officer and Secretary